COMPANY CONFIDENTIAL Why OMNOVA Solutions? A Look Forward 3rd Quarter 2016 Investor Presentation Global Innovator of Performance-Enhancing Chemistries and Surfaces Exhibit 99.1

COMPANY CONFIDENTIAL Cautionary Statements 2 Forward-Looking Statements This presentation includes descriptions of OMNOVA's current business, operations, assets and other matters affecting the Company as well as "forward-looking statements" as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, "will," "may," "should," "projects," "forecasts," "seeks," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "optimistic," "likely," "would," "could," "committed," and similar expressions or phrases identify forward-looking statements. All descriptions of OMNOVA's current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company's businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company's control. Such impacts could adversely affect the Company's business, operations or assets as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company's Quarterly Report on Form 10-Q and Annual Report and the value of your investment in the Company on Form 10-K. All written and verbal descriptions of OMNOVA's current business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained or referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise. The Company's actual results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry conditions; (2) the risk of doing business in foreign countries and markets; (3) changes in raw material prices and availability; (4) the highly competitive markets the Company serves; (5) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (6) extensive and increasing United States and international governmental regulation, including environmental, health and safety regulations; (7) the Company's failure to protect its intellectual property or defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) the Company's inability to achieve, or achieve in a timely manner, the objectives and benefits of cost reduction initiatives; (12) the Company's ability to develop and commercialize new products at competitive prices; (13) the concentration of OMNOVA's Performance Chemicals business and certain Engineered Surfaces market segments, among several large customers; (14) the creditworthiness of the Company's customers; (15) the failure of a joint venture partner to meet its commitments; (16) the Company's ability to identify and complete strategic transactions; (17) the Company's ability to successfully integrate acquired companies; (18) unanticipated capital expenditures; (19) risks associated with the use, production, storage, and transportation of chemicals; (20) information system failures and breaches in security; (21) continued increases in healthcare costs; (22) the Company's ability to retain or attract key employees; (23) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (24) the Company's contribution obligations under its U.S. pension plan; (25) the Company's reliance on foreign financial institutions to hold some of its funds; (26) the effect of goodwill impairment charges; (27) the volatility in the market price of the Company's common shares; (28) the Company's substantial debt position; (29) the decision to incur additional debt; (30) the operational and financial restrictions contained in the Company's indenture; (31) a default under the Company's term loan or revolving credit facility; and (32) the Company's ability to generate sufficient cash to service its outstanding debt. OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2015 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov. OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA's sales for the fiscal year ended August 31, 2016, were $773 million. The Company has a global workforce of approximately 1,950. Visit OMNOVA Solutions on the internet at www.omnova.com. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission, such as Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations, Adjusted Diluted Earnings Per Share from Continuing Operations, Adjusted Consolidated EBITDA and Net Leverage Ratio. For a reconciliation to the most directly comparable GAAP financial measures, refer to the Appendix.

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COMPANY CONFIDENTIAL OMNOVA Solutions Today Global innovator of performance enhancing chemistries and surfaces 8 $773M* SALES 26% Performance Chemicals Latex Binders │ Acrylics │ Resins │Hollow Plastic Pigments │ Fluorosurfactants │ Opacifiers │ Bio-Based Polymers Engineered Surfaces Coated Fabrics │ Specialty Laminates │ Performance Films *OMNOVA consolidated sales for LTM ended August 31, 2016. Deep and broad technical expertise Leading player in key specialty applications Small percentage of finished product cost, but critical to overall performance 8 $216M 72% $557M Operating in two business segments

COMPANY CONFIDENTIAL Well-Positioned for Strong Continued Earnings Momentum and Cash Generation 9 Near-term (2016-2017) drivers Medium to longer term (2016-2018+) drivers reversed trend in specialty businesses $0 $50 $100 $150 $200 2010 Adjusted EBITDA Paper / carpet latex erosion Growth in specialty businesses 2014 Adjusted EBITDA Growth in paper / carpet Margin expansion via cost reduction / pricing Growth in specialty businesses Above market sales growth Higher margins from improved mix / specialty focus New product development Medium term potential A d justed E B IT D A ( $m )

Goals Reflect Continuing Transition To Specialty Focus

OMNOVA SOLUTIONS

Growth:

2X Underlying Specialty Markets

- Specialty Volume Growth
- High Margin New Product Introductions
- Commercial Excellence
- Cost Reductions
- Value Based Pricing
- Mix

Adjusted Segment Operating Margin*



6.9%
8.9%
10.6%
Mid Teens
2014
2015
LTM Q3 2016
Goal

Market Spectrum



OMNOVA
Market Opportunity
Large Global, Vertically Integrated Chemical Companies
Small, Low Price, Local Chemical Companies
Level of Technology
High
Low
High
Willingness to Collaborate and Customize

*Non-GAAP adjusted values, GAAP reconciliation in the appendix.

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COMPANY CONFIDENTIAL Drive Improved Return On Investment Accelerate Growth In Specialty Businesses Deploy a Balanced Capital Allocation Policy Our Value-Creating Strategic Priorities How we’ll get there 11 OPERATIONAL FINANCIAL Expand Margins, Generate Cash In Performance Materials Businesses

COMPANY CONFIDENTIAL Accelerate Growth In Specialty Businesses Grow specialty greater than underlying markets 12 Targeting Specialty Growth Markets › Higher growth, higher margin businesses › Strong position from which to build…significant opportunities to grow share › Footprint actions enhance specialty focus Strengthening Commercial Excellence › Sales, marketing and product development working as one › Cross-selling › Value based pricing › More aggressive strategic marketing plans › Stronger key account value added selling Accelerate Growth In Specialty Businesses Strengthening Leadership & Capabilities › Enhanced organization in place end of 2015 Strong, Broad- Based Technology w/ Global Footprint › Facilities on three continents › Global quality and consistency › Willingness and ability to customize Deploy a Balanced Capital Allocation Policy Drive Improved Return On Investment Expand Margins, Generate Cash In Performance Materials Businesses

Specialty Growth: Targeted Markets

Targeting robust markets with demand for high performance, high margin products

% = Estimated Market Growth Rate









Coatings CASE	Laminates	Nonwovens	Construction Materials	Elastomeric Modifiers	Oil & Gas	Coated Fabrics
› Masonry › Intumescent (fire resistant) › Direct-to-metal › Primers › Odor and stain blocking › Wood treatment	› Retail display › Cabinets › Food service › Kitchen and bath › Recreational vehicles › Flooring › Healthcare › Commercial furniture	› Diapers › Adult incontinence › Healthcare › Wipes › Transportation › Filtration	› Concrete › Adhesives › Tape › Release coatings › Wallboard › Roofing	› Transportation › Industrial › Consumer thermoplastic products	› Drilling › Cementing › Fracking	› Asian auto market › Hospital applications › Restaurant seating › Mass-transit seating
$25.0B Market Potential*	$4.5B Market Potential*	$25.0B Market Potential*	>$25.0B Market Potential*	>$10.0B Market Potential*	$5.5B Market Potential*	>$1.0B Market Potential*
3 – 4%/yr	2 - 3%/yr	3 - 5%/yr	3 - 5%/yr	3 - 5%/yr	3 - 5%/yr	4 - 6%/yr

Common characteristics: higher margin, large and growing markets, customer need for differentiation, strong OMNOVA niche position with ability to grow

*Market data based on internal estimates and OMNOVA's place in the value chain.

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COMPANY CONFIDENTIAL 80% 39% 20% 61% Pre-2010 2015 87% 59% 11% 20% 2% 21% Pre- 0 2015 Diversifying Chemistries & Geographies Increased access to specialty markets 14 Other Chemistries SB Latex Asia Europe N. America Diversifying Chemistries & Markets in Performance Chemicals Total OMNOVA Global Expansion

Enhancing Product Development

Examples of recent new product platform innovations

Coatings

Several new product platforms introduced recently


OMNOVA
Performance*
Competitor
Performance*

Pliotec

Direct-to-metal coating additive

- Best in class corrosion resistance & adhesion
- Fewer formulating steps / lower costs
- No solvents

Nonwovens



Softwick

Finishing treatment for disposables

- Superior fluid management
- Less bulk, weight, cost
- Excellent softness
- Broad market applications

Laminates



surf(x)

Retail display and chain-restaurant elements

- 30% lower cost vs. high pressure laminates
- Up to 50% savings in life cycle maintenance
- Better design and appearance = higher customer sales and profit
- Large market opportunity – including fast growing food service

New team, new processes, improved outcomes

*Actual results from ASTM performance test.

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COMPANY CONFIDENTIAL Strengthening Customer Relationships › Capture growth in carpet and non-carpet flooring › Greater focus on higher growth specialty paper/packaging segments › Value-based pricing Expand Margins, Increase Cash Generation In Performance Materials Businesses 16 Performance Materials – Paper, Carpet, Tire Cord, Antioxidants & Reinforcing Rubber Lowering Our Cost Base › Realigning manufacturing › Improving SG&A effectiveness & efficiency Improving Ability to Serve › New GM & management team › Target technology offerings Expand Margins, Generate Cash In Performance Materials Businesses Deploy a Balanced Capital Allocation Policy Accelerate Growth In Specialty Businesses Drive Improved Return On Investment

COMPANY CONFIDENTIAL 17 Performance Materials Manufacturing Realignment and SG&A Restructuring Work substantially completed during 2Q 2016 – Savings on track ~300M lbs N. America SB capacity reduction >90% N. America SB capacity utilization (previously 62%) $14M - $17M in expected annual operating savings by 2017 Realigned Manufacturing Footprint through facility closures, capacity reductions, and manufacturing consolidations Restructured SG&A Company-Wide by appointing new global leadership in Performance Chemicals segment and reorganizing regional and commercial structure

COMPANY CONFIDENTIAL Drive Improved Return On Investment Driving to returns in excess of cost of capital 18 Lowering Our Cost Base › Increased capacity utilization › Footprint optimization › Repurposing to specialty › Cost reductions › LEAN SixSigma Managing Working Capital › Significant reduction of working capital days by 2019 › More robust SOIP process › Incentive alignment Expanding Margins Through Commercial Excellence › New high-margin product initiatives › Value-pricing › Specialty growth Drive Improved Return On Investment Deploy a Balanced Capital Allocation Policy Expand Margins, Generate Cash In Performance Materials Businesses Accelerate Growth In Specialty Businesses

COMPANY CONFIDENTIAL Successful implementation of our business strategy beginning to bear fruit… › Accelerating growth in Specialty businesses › Expanding margins, generating cash in Performance Materials businesses › Driving improved return on investment and balancing capital allocation …amidst positive market backdrop › Stabilizing raw material environment › Favorable end market outlook › Specialty businesses aligned with robust growth markets 2016 is Beginning to Evidence Success in Execution of Strategy › 3.5% YoY LTM adjusted EBITDA growth in Q3 2016A › 6th consecutive quarter of YoY adjusted EPS improvement 19 *Non-GAAP adjusted values; GAAP reconciliation in the appendix. $13 $21 $22 $22 $15 $24 $22 $70 $80 $90 $100 $110 $0 $6 $12 $18 $24 $30 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 ($ m ) ($ m ) Quarterly Adjusted EBITDA* Rolling LTM*

COMPANY CONFIDENTIAL Deploy a Balanced Capital Allocation Policy Strategy 20 Strategic Growth Investments › Bolt-on M&A to support specialty businesses › Funded by growth in EBITDA and cash flow Disciplined Approach to Capital Spending › Focused on key growth markets De-Levering Business › Targeting 2.0x total net leverage through cycle Drive Improved Return On Investment Deploy a Balanced Capital Allocation Policy Expand Margins, Generate Cash In Performance Materials Businesses Accelerate Growth In Specialty Businesses

COMPANY CONFIDENTIAL 21 Consistent deleveraging since Eliokem acquisition Record of Cash Generation and De-Leveraging Refinance completed in Q3 2016 Reduced gross debt by ~$89M since 2011 Disciplined balance sheet management › Redeemed $50M of bonds in November 2014 and November 2015 respectively with excess cash Strong cash conversion driven by: › Improved earnings › Low maintenance capex requirement › Working capital management › No US cash taxes in near term (Federal N.O.L. $107.4) OMNOVA Gross Debt Over Time *Gross debt excluding senior notes of $150M to be redeemed on November 1, 2016 and OID of $3.5M. $144 $394 $456 $452 $449 $412 $357 $408 $367* $50 $150 $250 $350 $450 $550 2009 2010 2011 2012 2013 2014 2015 End of 3Q 2015 End of 3Q 2016

COMPANY CONFIDENTIAL Capital Structure / Liquidity / Net Leverage Liquidity Revolver $64 • Balance Drawn • Letters of Credit $0 $0 Remaining Capacity $64 Cash** $70 Total Liquidity $134 22 As of August 31, 2016 (In millions) Third quarter debt cost ~ 5.8% / sufficient liquidity Net Leverage Ratio Total Net Debt*** $291 LTM EBITDA*** $83 Net Leverage Ratio*** 3.5x DEBT = $367* $17 $350 Foreign Debt & Other • Capital lease • Letters of credit Term Loan B (excluding OID 3.5M) • 2023 maturity • L+425; floor 1.00% • Total Net Leverage Ratio Covenant . * Debt is Total Debt less $150M of senior notes which will be redeemed on November 1, 2016. ** Cash is Total Cash less $156M committed to the redemption of senior notes, including accrued but unpaid interest, on November 1, 2016. ***Non-GAAP adjusted values, GAAP reconciliation in the appendix.

History of Taking Decisive Action

Strategic portfolio actions to drive shareholder value

OMNOVA SOLUTIONS

1999 – Spinoff from GenCorp

2006 – Sold Commercial Roofing Division
- Non-strategic Business

2008 – 100% Ownership Engineered Surfaces China/Thailand
- Access to fast-growing Asian markets
- Upgrade capabilities
- Low-cost manufacturing

2010 – Acquired ELIOKEM Specialty Chemicals
- Expand global manufacturing and technology footprint
- Accelerate market growth
- Broaden capabilities in specialty growth applications
- Serves coatings and oil & gas markets

2011 – Sold Global Wallcovering
- Exit structurally impaired market
- Close Columbus, MS facility

2012 – Opened Chemical Plant in Caojing, China
- Specialty latex for fast growing Asian applications
- Manufacturing on three continents to serve global and regional customers

2014-16 – Manufacturing Footprint Realignment
- Repurpose footprint in a capital efficient manner to drive >90% capacity utilization
- Closing of Akron, OH emulsion facility
- Closing of Calhoun, GA SB latex facility and excess SB capacity in Mogadore, OH
- Sold Indian manufacturing assets

2016-18 – Path to Profitable Growth and Margin Expansion
- Accelerate growth in specialty businesses
- Expand margins, generate cash in performance materials businesses
- Drive improved return on investment
- Deploy a balanced capital allocation policy

Proactive actions partially offset headwinds in performance materials businesses

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COMPANY CONFIDENTIAL Engineered Surfaces Adjusted Segment Operating Profit ($M)* 24 Engineered Surfaces transformation provides model for Performance Chemicals Strong cash and profitability contributor 2011 Key Actions › Strategically sold market-impaired wallcovering business › Closed and consolidated manufacturing while enhancing new product development capabilities to enter new high growth, high margin markets › Rationalized low margin customers/products › Enhanced leadership and upgraded commercial team Future Opportunities › Value proposition and manufacturing capability to grow market share in laminates and coated fabrics › International application of technology › Continuing to streamline costs 2015 $3 $22 Engineered Surfaces Transformed *Non-GAAP adjusted values, GAAP reconciliation in the appendix.

COMPANY CONFIDENTIAL › Exciting opportunities to grow higher margin Specialty businesses › Strengthened innovation and commercial excellence process › Positive momentum in margin expansion, earnings growth and cash generation › Significantly lowered cost base and reconfigured manufacturing footprint › Diverse technologies and global footprint enhance Specialty businesses › Upgraded leadership team Why OMNOVA Solutions? On track to achieve our future state 25

26 Appendix

COMPANY CONFIDENTIAL 0 30 60 90 120 150 Ce nts pe r lb 27 SB Lower Raw Material Costs and Performance Features Contribute to Greater Cost-in-Use Advantage SB latex has returned to historical cost advantaged position Comparison of N.A. raw material input costs (only) of emulsion polymer systems 2000-2017 Source: ICIS, CMAI Vinyl-Acetate-Ethylene Vinyl-Acrylic Styrene-Butadiene Styrene-Acrylic 100% Acrylic 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016P 2017P

COMPANY CONFIDENTIAL Total Company Sales by End Market 28 Refurbishment & new construction 40% Paper and packaging 15% Transportation 21% Industrial / Other 11% Personal hygiene 7% Oilfield 6% Note: Financials breakdown as of 2015 FYE. Financials inclusive of Indian rubber business sold in Q1 2016. Engineered Surfaces Industrial / Other 15% Transportation 37% Residential housing 25% Commercial buildings 23% [CATEGORY NAME] [PERCENTAG E] Paper & packaging 20% Transportation 15% Industrial 10% Personal hygiene 10% Oilfield 8% Performance Chemicals Broad and diverse end markets

COMPANY CONFIDENTIAL This presentation includes Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations Before Income Taxes, Adjusted Consolidated EBITDA and other financial measures which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s Adjusted Segment Operating Profit is calculated as Segment Operating Profit (Loss) less restructuring and severance expenses, asset impairments and other items. Adjusted Segment EBITDA is calculated as Adjusted Segment Operating Profit less depreciation and amortization expense less accelerated depreciation. OMNOVA’s Adjusted Income from Continuing Operations Before Income Taxes is calculated as Adjusted Segment Operating Profit less corporate expenses, interest, restructuring and severance, asset impairments and other items. OMNOVA’s Adjusted EBITDA is calculated as Adjusted Income from Continuing Operations Before Income Taxes less interest expense less debt premium and depreciation and amortization expense less accelerated depreciation. Adjusted Segment Operating Profit and Adjusted Segment and/or Consolidated EBITDA and the other financial measures (collectively, the “Non-GAAP financial measures”) are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. The Non-GAAP financial measures should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. The Non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth in the appendices are the reconciliations of these Non- GAAP financial measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business (including the acquisition of ELIOKEM and excluding the sale of the global wallcovering business). Appendix – Non-GAAP Financial Measures 29

Appendix 1 – Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net (Loss) Income

(In millions)	Three Months Ended August 31, 2016	Three Months Ended August 31, 2015	Nine Months Ended August 31, 2016	Nine Months Ended August 31, 2015
Net Sales				
Performance Chemicals				
Performance Materials	$ 71.5	$ 83.0	$ 215.5	$ 252.9
Specialty Chemicals	72.0	70.6	200.0	214.1
Total Performance Chemicals	$ 143.5	$ 153.6	$ 415.5	$ 467.0
Engineered Surfaces				
Coated Fabrics	$ 17.1	$ 21.7	$ 54.5	$ 65.9
Laminates and Performance Films	35.0	35.6	102.9	105.1
Total Engineered Surfaces	$ 52.1	$ 57.3	$ 157.4	$ 171.0
Total Net Sales	$ 195.6	$ 210.9	$ 572.9	$ 638.0
Segment Operating Profit				
Performance Chemicals	$ 17.3	$ 7.5	$ 42.4	$ 27.4
Engineered Surfaces	3.9	5.2	13.8	14.2
Interest expense	(5.9)	(6.8)	(17.4)	(20.5)
Corporate expense	(6.6)	(6.0)	(20.9)	(18.7)
Shareholder activist costs	—	—	—	(1.9)
Operational, administrative, and other improvement costs	—	—	0.4	(0.4)
Asset impairment	—	—	—	(0.6)
Acquisition and integration related expense	(0.4)	—	(0.4)	(0.4)
Deferred financing fees write-off	(1.7)	—	(1.7)	—
Income (Loss) From Continuing Operations Before Income Taxes	6.6	(0.1)	16.2	(0.9)
Income tax expense (benefit)	1.9	(0.5)	5.4	(1.1)
Income from continuing operations	4.7	0.4	10.8	0.2
Discontinued operations, net of tax	—	—	—	0.9
Net Income	$ 4.7	$ 0.4	$ 10.8	$ 1.1
Depreciation and amortization	$ 6.8	$ 9.8	$ 23.5	$ 23.9
Capital expenditures	$ 5.8	$ 4.8	$ 16.5	$ 15.3

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COMPANY CONFIDENTIAL Appendix 2 – Performance Chemicals 31 (Dollars in millions except per share data) 2012 2013 2014 2015 *LTM Sales $ 864.5 $ 773.0 $ 746.5 $ 608.1 $ 556.6 Segment Operating Profit $ 89.6 $ 64.1 $ 46.2 $ 15.9 $ 30.9 Management Excluded Items Restructuring and severance - 2.1 0.5 4.3 3.0 Environmental costs - - 1.0 2.8 2.8 Gain on asset sales - (0.3) - - - Asset impairment, facility closure costs and other - 0.2 - 18.4 20.1 Accelerated depreciation on production transfer - 1.0 2.2 5.8 5.9 Operational Improvements costs - - - 5.0 0.5 Vacation accrual adjustment - - - - (1.4) Subtotal for Management Excluded Items - 3.0 3.7 36.3 30.9 Adjusted Segment Operating Profit $ 89.6 $ 67.1 $ 49.9 $ 52.2 $ 61.8 Adjusted Segment Operating Profit as a % of Sales 10.4% 8.7% 6.7% 8.6% 11.1% Adjusted Segment Operating Profit $ 89.6 $ 67.1 $ 49.9 $ 52.2 $ 61.8 Segment Depreciation and Amortization excluding accelerated depreciation 24.1 25.3 25.8 21.1 20.3 Segment Adjusted EBITDA $ 113.7 $ 92.4 $ 75.7 $ 73.3 $ 82.1 Segment Adjusted EBITDA as a % of Sales 13.2% 12.0% 10.1% 12.1% 14.8% Segment Capital Expenditures $ 25.1 $ 23.0 $ 21.8 $ 12.6 $ 14.6 *LTM: As of August 2016 Year Ended November 30,

COMPANY CONFIDENTIAL Appendix 3 – Engineered Surfaces 32 (Dollars in millions except per share data) 2012 2013 2014 2015 *LTM Sales $ 261.0 $ 245.1 $ 241.1 $ 229.9 $ 216.3 Segment Operating Profit $ 3.8 $ 15.6 $ 19.2 $ 18.9 $ 18.5 Interest Expense - - - - - Inc (loss) From Continuing Operations before Income Taxes $ 3.8 $ 15.6 $ 19.2 $ 18.9 $ 18.5 Management Excluded Items Restructuring and severance 1.5 3.0 0.2 1.5 1.7 Environmental costs - - - 0.2 - Gain on asset sales - (5.1) - - - Asset impairment, facility closure costs and other 1.0 2.6 0.2 1.6 0.7 Gain on settlement of Note Receivable - 0.9 (1.1) - - Coated Fabrics Manufacturing Transition Costs 3.0 0.7 - - - Vacation accrual adjustment - - - - (1.0) Subtotal for Management Excluded Items 5.5 2.1 (0.7) 3.3 1.4 Adjusted Segment Operating Profit $ 9.3 $ 17.7 $ 18.5 $ 22.2 $ 19.9 Adjusted Segment Operating Profit as a % of Sales 3.6% 7.2% 7.7% 9.7% 9.2% Adjusted Segment Operating Profit $ 9.3 $ 17.7 $ 18.5 $ 22.2 $ 19.9 Segment Depreciation and Amortization excluding accelerated depreciation 7.6 7.0 6.1 6.0 6.3 Segment Adjusted EBITDA $ 16.9 $ 24.7 $ 24.6 $ 28.2 $ 26.2 Segment Adjusted EBITDA as a % of Sales 6.5% 10.1% 10.2% 12.3% 12.1% Segment Capital Expenditures $ 7.0 $ 5.2 $ 6.7 $ 8.5 $ 7.8 *LTM: As of August 2016 Year Ended November 30,

Appendix 4 – OMNOVA Consolidated

OMNOVA SOLUTIONS

(Dollars in millions except per share data)	2012	2013	2014	2015	*LTM
	Year Ended November 30,				
Sales	$ 1,125.5	$ 1,018.1	$ 987.4	$ 838.0	$ 772.9
PC Adjusted Segment Operating Profit	$ 89.6	$ 67.1	$ 49.9	$ 52.2	$ 61.8
ES Adjusted Segment Operating Profit	9.3	17.7	18.5	22.2	19.9
Total Adjusted Segment Operating Profit	$ 98.9	$ 84.8	$ 68.4	$ 74.4	$ 81.7
Adjusted Segment Operating Profit as a % of Sales	8.8%	8.3%	6.9%	8.9%	10.6%
Corporate Expense	(20.0)	(21.3)	(20.8)	(27.6)	(28.1)
Interest Expense	(36.5)	(31.9)	(32.9)	(28.3)	(25.2)
Corporate Excluded Items					
Restructuring and severance	-	-	-	0.1	0.1
Enviornmental Costs	-	-	-	-	-
Asset impairment, facility closure costs and other	-	-	-	0.6	-
Accelerated depreciation on production transfer	-	-	-	-	-
Operational Improvements costs	-	-	-	0.4	-
Deferred Financing Fees Written-Off	-	1.5	0.8	0.6	2.4
Corporate Headquarters Relocation Costs	-	0.1	0.6	-	(0.2)
Other financing costs	-	-	2.4	1.0	1.0
Shareholder activist costs	-	-	-	1.9	-
Acquisition and integration related expense	-	-	-	0.4	0.4
Vacation accrual adjustment	-	-	-	-	(0.6)
Subtotal for Management Excluded Items	-	1.6	3.8	5.0	3.1
Adjusted Income from Continuing Operations before Income Taxes	$ 42.4	$ 33.2	$ 18.5	$ 23.5	$ 31.5
Tax Expense (30% rate)**	(12.7)	(10.0)	(5.6)	(7.0)	(9.5)
Adjusted Income From Continuing Operations	29.7	23.2	$ 12.9	$ 16.5	$ 22.0
Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations ***	$ 0.65	$ 0.50	$ 0.28	$ 0.36	$ 0.49

**Tax rate is based on the Company's estimated normalized annual effective tax rate

*** Adjusted EPS is calculated using Diluted Shares Outstanding at the end of the period

	2012	2013	2014	2015	*LTM
Adjusted Income from Continuing Operations before Income Taxes	$ 42.4	$ 33.2	$ 18.5	$ 23.5	$ 31.5
Interest Expense (*Excluding debt premium*)	36.5	31.9	30.9	27.3	24.2
Depreciation and Amortization excluding accelerated depreciation	32.0	32.6	32.5	28.2	27.7
Consolidated Adjusted EBITDA	$ 110.9	$ 97.7	$ 81.9	$ 79.0	$ 83.4
Consolidated Adjusted EBITDA as a % of Sales	9.9%	9.6%	8.3%	9.4%	10.8%
Consolidated Capital Expenditures	$ 32.9	$ 29.2	$ 29.8	$ 24.0	$ 25.1

Net Leverage	2012	2013	2014	2015	*LTM
Total Short and Long Term Debt****	452.2	448.6	412.0	356.7	517.0
Less Cash and Restricted Cash	(148.5)	(164.9)	(99.5)	(44.9)	(226.2)
Net Debt	303.7	283.7	312.5	311.8	290.8
Net Leverage Ratio*****	2.7 X	2.9 X	3.8 X	3.9 X	3.5 X

**** LTM Excludes OID of $3.5M

***** The above calculation is not intended to be used for purposes of calculating debt covenant compliance

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Appendix 5 – Consolidated Adjusted EBITDA By Quarter

(Dollars in millions except per share data)	2015 1st QTR	2015 2nd QTR	2015 3rd QTR	2015 4th QTR	2016 1st QTR	2016 2nd QTR	2016 3rd QTR
Sales	$ 206.9	$ 220.2	$ 210.9	$ 200.0	$ 175.3	$ 202.0	$ 195.6
Segment Operating Profit / Corporate Expense	$ 2.4	$ 10.5	$ 6.7	$ (12.4)	$ 5.0	$ 16.1	$ 12.5
Interest Expense	(6.8)	(6.9)	(6.8)	(7.8)	(5.8)	(5.7)	(5.9)
Income (loss) From Continuing Operations Before Income Taxes	$ (4.4)	$ 3.6	$ (0.1)	$ (20.2)	$ (0.8)	$ 10.4	$ 6.6
Management Excluded Items							
Restructuring and severance	-	1.1	3.2	1.7	1.6	1.1	0.4
Accelerated depreciation on production transfer	-	-	2.9	2.9	2.8	0.2	-
Operational improvements costs	1.4	1.5	1.6	0.9	-	(0.4)	-
Asset impairment, facility closure costs and other	-	1.0	0.9	18.7	0.1	1.1	1.0
Environmental costs	0.2	(0.1)	-	2.8	-	-	-
Deferred Financing Fees written-off				0.6	-		1.7
Corporate Headquarters relocation costs		-	-		(0.2)	-	-
Other financing costs	-	-	-	1.0	-	-	-
Shareholder activist costs	1.9	-	-	-	-	-	-
Acquisition and integration related expense	-	0.4	-		-	-	0.4
Vacation Accrual	-	-	-	-	(0.8)	(1.1)	(1.0)
Subtotal for Management Excluded Items	3.5	3.9	8.6	28.6	3.5	0.9	2.5
Adjusted Segment Operating Profit / Corporate Expense from Continuing Operations before Income Taxes	$ (0.9)	$ 7.5	$ 8.5	$ 8.4	$ 2.7	$ 11.3	$ 9.1
Tax Expense (30% rate)*	0.3	(2.3)	(2.6)	(2.5)	(0.8)	(3.4)	(2.7)
Adjusted Income From Continuing Operations	$ (0.6)	$ 5.2	$ 5.9	$ 5.9	$ 1.9	$ 7.9	$ 6.4
Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations	$ (0.01)	$ 0.11	$ 0.13	$ 0.13	$ 0.04	$ 0.18	$ 0.14

***Tax rate is based on the Company's estimated normalized annual effective tax rate**

	2015 1st QTR	2015 2nd QTR	2015 3rd QTR	2015 4th QTR	2016 1st QTR	2016 2nd QTR	2016 3rd QTR
Consolidated Capital Expenditures	$ 4.5	$ 6.0	$ 4.8	$ 8.7	$ 6.1	$ 4.6	$ 5.8
Adjusted segment operating profit / corporate expense from continuing operations before income taxes	$ (0.9)	$ 7.5	$ 8.5	$ 8.4	$ 2.7	$ 11.3	$ 9.1
Unallocated Corporate Interest Expense excluding debt premium	6.8	6.9	6.8	6.8	5.8	5.7	5.9
Depreciation and Amortization excluding accelerated depreciation	7.1	7.0	6.9	7.2	6.8	6.8	6.8
Consolidated Adjusted EBITDA	$ 13.0	$ 21.4	$ 22.2	$ 22.4	$ 15.3	$ 23.8	$ 21.8
Adjusted EBITDA as a % of sales	6.3%	9.7%	10.5%	11.2%	8.7%	11.8%	11.1%

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Appendix 6 – LTM Consolidated Adjusted EBITDA By Quarter

OMNOVA SOLUTIONS

(Dollars in millions except per share data)	2015 1st QTR LTM	2015 2nd QTR LTM	2015 3rd QTR LTM	2015 4th QTR LTM	2016 1st QTR LTM	2016 2nd QTR LTM	2016 3rd QTR LTM
Sales	$ 968.4	$ 922.2	$ 881.0	$ 838.0	$ 806.4	$ 788.2	$ 772.9
Segment Operating Profit / Corporate Expense	$ 36.9	$ 34.4	$ 31.1	$ 7.2	$ 9.7	$ 15.4	$ 21.3
Interest Expense	(32.0)	(31.2)	(30.1)	(28.3)	(27.3)	(26.1)	(25.2)
Income (loss) From Continuing Operations Before Income Taxes	$ 4.9	$ 3.2	$ 1.0	$ (21.1)	$ (17.6)	$ (10.7)	$ (3.9)
Management Excluded Items							
Restructuring and severance	0.5	1.2	4.4	5.9	7.5	7.5	4.8
Accelerated depreciation on production transfer	1.6	1.0	3.3	5.8	8.6	8.8	5.9
Operational improvements costs	1.4	2.9	4.5	5.4	4.0	2.1	0.5
Asset impairment, facility closure costs and other	0.1	1.6	1.8	20.6	20.7	20.8	20.8
Environmental costs	1.2	1.1	1.2	3.0	2.8	2.9	2.8
Gain on settlement of note receivable	(1.1)	(0.4)	(0.4)	-	-	-	-
Deferred Financing Fees written-off	0.8	0.8	0.8	0.6	0.6	0.6	2.4
Corporate Headquarters relocation costs	0.6	-	0.2	-	(0.2)	(0.2)	(0.2)
Other financing costs	2.4	2.4	2.4	1.0	1.0	1.0	1.0
Shareholder activist costs	1.9	1.9	1.9	1.9	-	-	-
Acquisition and integration related expense	-	0.4	0.4	0.4	0.4	-	0.4
Vacation Accrual	-	-	-	-	(0.8)	(1.9)	(3.0)
Subtotal for Management Excluded Items	9.4	12.9	20.5	44.6	44.6	41.6	35.4
Adjusted Segment Operating Profit / Corporate Expense from Continuing Operations before Income Taxes	$ 14.3	$ 16.1	$ 21.5	$ 23.5	$ 27.0	$ 30.9	$ 31.5
Tax Expense (30% rate)*	(4.3)	(4.8)	(6.4)	(7.0)	(8.1)	(9.3)	(9.5)
Adjusted Income From Continuing Operations	$ 10.0	$ 11.3	$ 15.1	$ 16.5	$ 18.9	$ 21.6	$ 22.1
Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations	$ 0.22	$ 0.26	$ 0.34	$ 0.36	$ 0.42	$ 0.49	$ 0.49

*Tax rate is based on the Company's estimated normalized annual effective tax rate

	2015 1st QTR LTM	2015 2nd QTR LTM	2015 3rd QTR LTM	2015 4th QTR LTM	2016 1st QTR LTM	2016 2nd QTR LTM	2016 3rd QTR LTM
Consolidated Capital Expenditures	$ 29.5	$ 30.3	$ 25.3	$ 24.0	$ 25.5	$ 24.2	$ 25.1
Adjusted segment operating profit / corporate expense from continuing operations before income taxes	$ 14.3	$ 16.1	$ 21.5	$ 23.5	$ 27.0	$ 30.9	$ 31.5
Unallocated Corporate Interest Expense excluding debt premium	32.0	29.2	30.1	27.3	26.3	25.1	24.2
Depreciation and Amortization excluding accelerated 'depreciation	31.4	30.2	29.0	28.2	28.0	27.7	27.7
Consolidated Adjusted EBITDA	$ 77.7	$ 75.5	$ 80.6	$ 79.0	$ 81.3	$ 83.7	$ 83.4
Adjusted EBITDA as a % of sales	8.0%	8.2%	9.1%	9.4%	10.1%	10.6%	10.8%
Net Leverage							
Total short and long-term debt **	410.4	409.1	408.2	356.7	356.1	355.6	517.0
Less Cash and restricted cash	(83.1)	(90.9)	(101.6)	(44.9)	(43.5)	(60.6)	(226.2)
Net Debt (Debt less Cash and restricted cash)	327.3	318.2	306.6	311.8	312.6	295.0	290.8
Net Leverage Ratio* **	4.2 X	4.2 X	3.8 X	3.95 X	3.8 X	3.5 X	3.5

**Third quarter 2016 LTM Excludes OID of $3.5M

*** The above calculation is not intended to be used for purposes of calculating debt covenant compliance

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COMPANY CONFIDENTIAL Appendix 7 – Adjusted Return on Invested Capital 36 (In millions) Trailing Twelve Months Ended August 31, Adjusted Net Operating Profit after Tax 2016 2015 2014 Adjusted Income from Continuing Operations 22.0$ 16.5$ 12.9$ Interest add back excluding debt premium 24.2 27.3 30.9 Tax effect of interest add back* (7.3) (8.2) (9.3) Total Adjusted Net Operating Profit after Tax 38.9$ 35.6$ 34.5$ Debt and Equity Short-term Debt 4.0$ 2.5$ 5.6$ Senior Notes 150.0 150.0 200.0 Long-term Debt 359.5 204.2 206.4 Total Shareholders' Equity 130.4 109.1 150.5 Total Debt and Equity 643.9$ 465.8$ 562.5$ Adjusted Return on Invested Capital 6.0% 7.6% 6.1% *Tax rate is based on the Company's estimated normalized annual effective tax rate of 30%. Twelve Months Ended November 30,